UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 28, 2005

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Golf Road Schaumburg, Illinois	60173
(Address of principal executive offices)	(Zip Code)

(847) 798-3047

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On April 28, 2005, Ebix, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Craig Wm. Earnshaw (“Earnshaw”).  A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On April 28, 2005, pursuant to the Stock Purchase Agreement, the Company repurchased 200,000 shares of the Company’s common stock (the “Shares”) previously issued to Earnshaw, for an aggregate purchase price of $2,700,000, or $13.50 per share.  Earnshaw acquired the Shares as a portion of the consideration the Company paid in connection with its acquisition of all of the outstanding capital stock of LifeLink Corporation in February 2004.  At the time of the acquisition the 200,000 shares were valued at $3,000,000 in the aggregate, or $15.00 per share.  In connection with the acquisition the Company granted Earnshaw the right to require the Company to repurchase the Shares from Earnshaw at a fixed price of $13.50 per share during the one-month period commencing August 23, 2005 (the “Put Right”).

The Company and Earnshaw agreed in the Stock Purchase Agreement to accelerate the repurchase of the Shares subject to the Put Right.  No further shares of the Company’s common stock remain subject to the Put Right, which is of no further force or effect following the repurchase of the Shares by the Company.

This summary description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement filed as Exhibit 10.1 hereto.

Item 2.02.              Results of Operation and Financial Condition.

On April 29, 2005, the Company issued a press release describing its results of operations for the fiscal quarter ended March 31, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated April 28, 2005, by and between Ebix, Inc. and Craig Wm. Earnshaw.

99.1	Press Release issued April 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2005

EBIX, INC.

By:	/s/ Richard J. Baum
Richard J. Baum
Executive Vice President —
Finance and Administration,
Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated April 28, 2005, by and between Ebix, Inc. and Craig Wm. Earnshaw.

99.1	Press Release issued April 29, 2005.